XERION ECOSOLUTIONS GROUP INC.

                                Filing Type: 8-K
                           Description: Current Report
                         Filing Date: February 20, 2004
                          Period End: February 9, 2004

            Primary Exchange: Over the Counter Includes OTC and OTCBB
                                  Ticker: XECO












--------------------------------------------------------------------------------

                                Table of Contents

--------------------------------------------------------------------------------


                                       8-K

ITEM 5.........................................................................1










--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 9, 2004


                         XERION ECOSOLUTIONS GROUP INC.
             (Exact name of registrant as specified in its charter)



         Colorado                     0-26760                    84-1286065
 (State of Incorporation)          (Commission               (I.R.S   Employer
                                   File Number)              Identification No.)


                           Suite 905, 102-4369 Main St
                          Whistler BC, Canada, V0N 1B4
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (604) 696-0073





                        Former name: IMMULABS CORPORATION

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.


Purchase Agreements Canceled

On January 7, 2004, the Company received final results from an independent review of its patent application for XRS technology. The review was conducted by Dr. David Dreisinger, President of Dreisinger Consulting Inc. who is a specialist consultant in the field of hydrometallurgy.

Dr. Dreisinger confirmed that much of the chemistry surrounding XRS technology is known to be valid but pointed out that these valid components appear to have been developed by parties other than the Vendors. The Vendors of the technology (Byron Knelson, Ryan Jones, Richard Hewlett) previously maintained that a new component of the chemistry, purportedly developed by them, adds significant value to the existing body of knowledge. However, documents supplied to Dr. Dreisinger by the Vendors have not confirmed their claims. The required test work appears to be either insufficient or non-existent. This is contrary to numerous and specific previous representations made by the Vendors that 'extensive test work' had been conducted, which verified their claims. It is unknown at this time whether reliable scientific test work was actually conducted by the Vendors prior to selling the technology to the company. The Vendors were given ample opportunity to respond to Dr. Dreisinger's report with further evidence in support of their claims, however, they have failed to do so. The Company has cancelled the purchase agreement with the vendors and is taking steps for recovery of shares that were granted to them. Additionally, the company is currently evaluating its legal options for return of funds expended in reliance upon the vendor's representations.

On March 17, 2003, the company entered into agreement to purchase 67 mining claims from Richard Hewlett. Mr. Hewlett was to deliver documentation of his previous exploration work on the properties to the company. He has neglected to do so. The company has canceled this purchase agreement and recovered the shares that were granted related to the purchase price.




--------------------------------------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: February 20, 2004

                                       XERION ECOSOLUTIONS GROUP INC.








                                       By: /s/ Ben Traub
                                          ------------------
                                          Ben Traub
                                          President